UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 20, 2005
                                                        ------------------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077


           Delaware                                             13-3078745
           --------                                             ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Item 5.02(b): Resignation of Director

      On September 20, 2005, Mr. Art Marks informed Mobius Management Systems, Inc. (the "Company") of his intention to resign from the Company's Board of Directors (the "Board") effective immediately, to devote more time to his duties as a General Partner of Valhalla Partners, a venture capital fund. Mr. Marks also served as a member of the Compensation Committee and the Corporate Governance and Nominating Committee of the Board. With Mr. Marks' resignation, the Company's Board now has seven members, a level consistent with the past several years.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 20, 2005


                                           MOBIUS MANAGEMENT SYSTEMS, INC.


                                           By: /s/ Raymond F. Kunzmann
                                              ----------------------------------
                                              Raymond F. Kunzmann
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)